UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2017

NATIONAL WASTE MANAGEMENT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-30424	27-2037711
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5920 N. Florida Avenue Hernando, FL	34442
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (352) 489-6912

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

National Waste Management Holdings, Inc. is referred to herein as “we”, “us” or “our”.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 13, 2017, two thirds of our shareholder’s outstanding shares voted by consent to remove Jeff Chartier (“Chartier) as a Director of our Board of Directors effective immediately (the “Shareholder Action”), based upon the factual allegations reflected in the criminal complaint against Chartier and the Securities and Exchange Commission action against Chartier, which criminal complaint and SEC action are available at the following links:

https://www.sec.gov/litigation/complaints/2017/comp-pr2017-124.pdf

https://www.justice.gov/usao-edny/press-release/file/980071/download

The SEC and the criminal action are referred to herein as the “Actions”.

On July 13, 2017, our Board of Directors ratified the Shareholder Action.

On July 13, 2017, our Board of Directors removed Chartier for cause as our President, effective immediately, based upon the Actions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL WASTE MANAGEMENT HOLDINGS, INC.

Date: July 13, 2017	By:	/s/ Louis Paveglio
Louis Paveglio
Chief Executive Officer

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